UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 11, 2010

CLEAN POWER TECHNOLOGIES INC.
(Exact name of registrant as specified in its charter)

Nevada	000-51716	98-0413062
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Unit 7(W) E-Plan Industrial Estate New Road, New Haven, East Sussex, UK	BN9 OEX
(Address of principal executive offices)	(Zip Code)

 (403) 277-2944
Registrant’s telephone number, including area code

Not applicable
 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Forward-Looking Statements

Statements in this Current Report on Form 8-K (including the exhibit) that are not purely historical facts, including statements regarding Clean Power's beliefs, expectations, intentions or strategies for the future, may be "forward-looking statements" under the Private Securities Litigation Reform Act of 1995. All forward-looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from the plans, intentions and expectations reflected in or suggested by the forward-looking statements. These risks and uncertainties include Clean Power's entry into new commercial businesses, the risk of obtaining financing, recruiting and retaining qualified personnel, and other risks described in Clean Power's Securities and Exchange Commission filings. The forward looking statements in this Form 8-K speak only as of the date hereof, and Clean Power disclaims any obligation to provide updates, revisions or amendments to any forward looking statement to reflect changes in the Clean Power’s expectations or future events.

Item 1.01                      Entry into a Material Definitive Agreement

2010 Financing

On June 8, 2010, Clean Power Technologies Inc. (“Clean Power” or the “Company”) entered into a working capital financing in the aggregate principal amount of $1,000,000 (the “2010 Financing”) with The Quercus Trust (“Quercus”), an entity which has previously invested in the Company. The terms of the financing are as follows: (i) the Company issued to Quercus a twenty-four month Senior Secured Convertible Promissory Note in the amount of $1,000,000 (the “Note”), bearing interest at the rate of ten percent (10%) per annum payable quarterly in common stock of the Company; (ii) tranches of $200,000 and $300,000 closed on May 21, 2010 and June 8, 2010, and (iii) additional tranches of $125,000 are to close on each of July 15th, August 15th, September 15th and October 15th .  Interest on the Note is payable in common stock shall be valued at the volume weighted average price per share of common stock as quoted on Bloomberg, LP for ten (10) days prior to the due date for the interest.

The security for the Note is a first priority interest in all of the Company’s and its subsidiaries’ assets, subject to the existing security interest of Quercus in the assets of the Company including the stock of the Company’s wholly-owned subsidiary, Clean Power Technologies Limited (UK) (“CPTL-UK”) as provided in that certain note issued to Quercus on July 10, 2008 (the “July 2008 Note”) in the principal face amount of $2,000,000.  The Note and the 2008 Note rank senior to all other indebtedness of the Company.

Pursuant to the 2010 Financing, if the Note is repaid prior to its maturity date or conversion, Quercus shall be paid a redemption fee in the form of 500,000 shares of the Company’s common stock, but all interest due on the Note shall be waived. Further, if not earlier converted or repaid, Quercus shall have the right at any time after the first anniversary of the issuance of the Note to convert all principal and interest on the Note into shares of the Company’s common stock at the conversion price of $0.15 per share.

The Note (including accrued but unpaid interest thereon) may be converted into equity securities of the Company in the Company’s next “Qualified Offering”. As per the 2010 Financing, the term “Qualified Offering” shall mean the next offering of equity securities (including securities exercisable for or convertible into equity securities but not including the conversion of the Note or the 2008 Note), which, unless such minimum amount is waived by Quercus, shall result in cumulative gross offering proceeds to the Company from the sale of securities by the Company of at least GBP 3,000,000.

The conversion price for the offering shall be equal to the lowest offering price for the securities in the Qualified Offering, discounted by (a) 0%, if the Qualified Offering occurs within 60 days following May 21, 2010; (b) 10%, if the Qualified Offering occurs more than 60 days but within 120 days following May 21, 2010, (c) 33%, if the Qualified Offering occurs more than 120 days but within 180 days following May 21, 2010, and (d) 50%, if the Qualified Offering occurs more than 180 days following May 21, 2010.  All other terms shall be as favorable as are offered to any other investor in the Qualified Offering, and Quercus shall enter into customary documents on the most favorable terms as are offered to any other investor in the Qualified Offering.  The shares of common stock issued pursuant to the Note shall have certain registration rights as provided in the Securities Purchase Agreement.

2008 Note

As part of the 2010 Financing, the 2008 Note was amended to confirm to the terms of the Note issued pursuant to the 2010 Financing, except that the 2008 Note shall continue to be secured by the pledge agreement entered into in connection with the issuance of that note and the holder will be entitled to a redemption fee of 1,000,000 shares of the Company’s common stock if the Note is repaid prior to maturity.

Warrants

As part of the 2010 Financing, the Company and Quercus shall amend all outstanding warrants issued to Quercus were amended to reset the exercise price to $0.15 per share and to extend the terms of such warrants until May 21, 2010.

Board Appointment Rights

As part of the 2010 Financing, Quercus has the right to appoint a fifth director to the Company’s Board of Directors.   As of the date hereof, Quercus has one designee appointed to the Company’s Board of Directors.

Right to Maintain Proportionate Ownership

For a period of two years following the Initial Closing, Quercus shall have the right to purchase its pro rata share of any offering of new securities by the Company on the same terms and conditions of any such offering and, subject to customary exceptions. The pro rata share will be based on the ratio of (x) the number of shares of Common Stock held by such holder to (y) the Company’s outstanding securities, in each case on a fully-diluted basis.

Amendments to Employment Agreements

Concurrently with the Initial Closing, the Company and Mr. Abdul Mitha, the Company’s Chief Executive Officer and member of the Board of Directors, entered into an amendment to Mr. Mitha’s executive employment agreement providing for, among other things, revisions to base salary and the issuance of shares for the settlement of accrued obligations.

Concurrently with the Initial Closing, the Company and Mr. Michael Burns, the Company’s Chief Technology Officer, entered into an Executive Employment Agreement providing for, among other things, a base salary of GBP120,000 and well as certain performance bonuses and equity incentives as more fully described therein.

A copy of the Securities Purchase Agreement, Note, 2008 Note, Amendment to Employment Agreement, Security Agreement,  Composite Guarantee and Executive Employment Agreement for Michael A. Burns are filed herewith as Exhibits 10.1, 10.2, 10.3, 10.4, 10.5, 10.6 and 10.7, respectively.

The Company is providing this report in accordance with Rule 135c under the Securities Act of 1933, as amended (“Rule 135c”), and the notice contained herein does not constitute an offer to sell the Company’s securities, and is not a solicitation for an offer to purchase the Company’s securities. The securities offered have not been registered under the Securities Act of 1933, as amended, and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements.

Item 2.03                      Creation of a Direct Financial Obligation or an obligation Under an Off-Balance Sheet Arrangement of a Registration.

See Item 1.01 above.

Item 3.02                      Unregistered Sales of Equity Securities

See Item 1.01 above.

The Company claims an exemption from the registration requirements of the Securities Act of 1933, as amended (the “Act”) for the private placement of these securities pursuant to Section 4(2) of the Act and/or Rule 506 of Regulation D promulgated thereunder since, among other things, the transaction does not involve a public offering, the Investor is an “accredited investor” and/or qualified institutional buyer, the Investor has access to information about the Company and its investment, the Investor will take the securities for investment and not resale, and the Company is taking appropriate measures to restrict the transfer of the securities.

Item 9.01                      Financial Statements and Exhibits

9.01 (d) Exhibits

Exhibit Number	Description
10.1	Form of Securities Purchase Agreement	Filed herewith
10.2	Form of 10% Senior Secured Convertible Promissory Note	Filed herewith
10.3	Form of Amended and Restated 10% Senior Secured Convertible Promissory Note	Filed herewith

10.4	Amendment to Employment Agreement	Filed herewith

10.5	Security Agreement	Filed herewith

10.6	Composite Guarantee and Debenture	Filed herewith

10.7	Executive Employment Agreement	Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLEAN POWER TECHNOLOGIES INC.

Date: June 11, 2010	By:	/s/Abdul Mitha
Name: Abdul Mitha
Title: Chief Executive Officer